Exhibit 99.2

         The New York Times Company Reports December Revenues


    NEW YORK--(BUSINESS WIRE)--Jan. 31, 2007--The New York Times
Company announced today that in December 2006 advertising revenues for the Company's business units from continuing operations increased
14.7% and total Company revenues increased 18.9% compared with December 2005.

    December 2006 included an additional week (5 weeks) compared with the prior December (4 weeks) because of the Company's fiscal calendar. Excluding the additional week, advertising revenues would have decreased 2.5% and total revenues would have increased 0.5%. Reconciliations of revenues excluding the additional week to revenues including the additional week are included in the schedules to this release.

    "While the advertising market remains difficult, in December the performance at The New York Times Media Group was better than we had seen earlier in the quarter," said Janet L. Robinson, president and CEO. "In January print advertising remains challenging, especially for classified advertising and in categories such as telecommunications and national automotive, where we are experiencing declines. At the same time, we continue to experience healthy gains at our digital properties."

    All comparisons are for December 2006 to December 2005 unless otherwise noted:

    The New York Times Media Group - Advertising revenues for The New York Times Media Group increased 14.5%.

    Excluding the additional week, advertising revenues decreased 0.8%. National advertising revenues decreased as weakness in financial services and national automotive advertising more than offset growth in the advocacy, pharmaceutical and alcoholic beverage categories. Retail advertising revenues decreased due to softness in home furnishing store, department store and fashion/jewelry store advertising. Classified advertising revenues increased as gains in help-wanted and automotive advertising offset weakness in real estate advertising.

    New England Media Group - Advertising revenues for the New England Media Group increased 5.4%.

    Excluding the additional week, advertising revenues decreased 12.2%. National advertising revenues decreased because of weakness in telecommunications, national automotive, financial services/banking and travel advertising. Retail advertising revenues decreased due to the consolidation of the group's two largest department store advertisers coupled with softness in jewelry and furniture/home furnishing advertising. Classified advertising revenues decreased because of weakness in automotive, real estate and help-wanted advertising.

    Regional Media Group - Advertising revenues for the Regional Media Group grew 18.3%.

    Excluding the additional week, advertising revenues decreased
4.1%. Retail advertising revenues rose due to strength in department store, home furnishing, specialty store and drug store advertising. Classified advertising revenues decreased due to weakness in help-wanted, real estate and automotive advertising.

    The Internet ad revenues included in the three media groups above rose 53.6% in December due to strong growth in both display and classified advertising. Excluding the additional week, Internet advertising revenues increased 30.2%.

    TimesSelect, the fee-based product on NYTimes.com that includes The Times's distinctive columnists and extensive access to its archives, currently has over 609,000 subscribers, with about 66% receiving TimesSelect as a benefit of their home-delivery subscriptions and 34% receiving it from online-only subscriptions. In 2006, TimesSelect generated $9.9 million in revenues.

    Circulation revenues for December increased 27.6% and were up at The New York Times, New England and Regional Media Groups. Excluding the additional week, circulation revenues increased 4.2%.

    About.com - Advertising revenues at About.com rose 70.4%.

    Excluding the additional week, advertising revenues increased
42.1%. December's growth was due to increases in both cost-per-click and display advertising. Display advertising increased on strength in the consumer goods, financial services, technology, retail and pharmaceutical categories.

    About.com's advertising revenues grew an estimated 52% for 2006, based on the previous owner's accounting records before the acquisition date in March 2005 and the Times Company's results after the acquisition date. Excluding the additional week, advertising revenues increased an estimated 49%.

    Discontinued Operations - The Company has entered into an agreement to sell its Broadcast Media Group, which is now classified under discontinued operations. Revenues for the Broadcast Media Group for December, the fourth quarter and for 2006 and 2005 are included in the tables in this release.

    The New York Times Company (NYSE: NYT), a leading media company with 2006 revenues of $3.3 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, nine network-affiliated television stations, two New York City radio stations and 35 Web sites, including NYTimes.com, Boston.com and About.com. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

    This press release can be downloaded from www.nytco.com


                      THE NEW YORK TIMES COMPANY
                   2006 TOTAL COMPANY REVENUES (a)
                DECEMBER, FOURTH QUARTER AND FULL YEAR

----------------------------------------------------------------------

Total Company Revenues
($ 000's)

                                                    December
                                           ---------------------------
                                                                 %
                                             2006      2005    Change
                                           --------- --------- ------
                                           (5 weeks) (4 weeks)
Advertising Revenues
  News Media
    National                               $105,429   $90,335  +16.7
    Retail                                   60,790    55,903   +8.7
    Classified                               38,603    35,638   +8.3
    Other Ad Revenue (b)                      6,434     4,789  +34.3
                                           --------- ---------
  Total News Media Group (b)                211,255   186,665  +13.2

  About.com (b)                               8,516     4,999  +70.4
                                           --------- ---------

Total Ad Revenues from Continuing
 Operations (b)                             219,771   191,664  +14.7

Circulation Revenues                         82,917    64,995  +27.6
Other Revenues (c)                           25,716    19,434  +32.3
                                           --------- ---------

Total Company Revenues from Continuing
 Operations (b)                            $328,403  $276,093  +18.9
                                           ========= =========

Discontinued Operations: Broadcast Media
 Group (d)                                  $13,177   $10,931  +20.5

----------------------------------------------------------------------

                                                Fourth Quarter
                                         -----------------------------
                                                                 %
                                           2006       2005     Change
                                         ---------- ---------- ------
                                         (14 weeks) (13 weeks)
Advertising Revenues
  News Media
    National                              $293,530   $288,879   +1.6
    Retail                                 157,961    157,152   +0.5
    Classified                             132,425    138,296   -4.2
    Other Ad Revenue (b)                    19,218     16,364  +17.4
                                         ---------- ----------
  Total News Media Group (b)               603,134    600,691   +0.4

  About.com (b)                             23,198     15,910  +45.8
                                         ---------- ----------

Total Ad Revenues from Continuing
 Operations (b)                            626,332    616,601   +1.6

Circulation Revenues                       234,729    218,004   +7.7
Other Revenues (c)                          70,423     58,513  +20.4
                                         ---------- ----------

Total Company Revenues from Continuing
 Operations (b)                           $931,484   $893,118   +4.3
                                         ========== ==========

Discontinued Operations: Broadcast Media
 Group (d)                                 $49,249    $37,274  +32.1

----------------------------------------------------------------------

                                                 Full Year
                                       -------------------------------
                                                                 %
                                          2006        2005     Change
                                       ----------- ----------- -------
                                       (53 weeks)  (52 weeks)
Advertising Revenues
  News Media
    National                             $938,189    $948,368   -1.1
    Retail                                495,413     499,834   -0.9
    Classified                            578,653     590,502   -2.0
    Other Ad Revenue (b)                   65,287      58,594  +11.4
                                       ----------- -----------
  Total News Media Group (b)            2,077,542   2,097,298   -0.9

  About.com (b)                            76,394      42,188    N/A
                                       ----------- -----------

Total Ad Revenues from Continuing
 Operations (b)                         2,153,936   2,139,486   +0.7

Circulation Revenues                      889,722     873,975   +1.8
Other Revenues (c)                        246,245     217,667  +13.1
                                       ----------- -----------

Total Company Revenues from Continuing
 Operations (b)                        $3,289,903  $3,231,128   +1.8
                                       =========== ===========

Discontinued Operations: Broadcast
 Media Group (d)                         $156,791    $139,055  +12.8

----------------------------------------------------------------------


(a) Numbers may not add due to rounding.

(b) Other ad revenues for 2005 and About.com for the first quarter of 2006 have been restated to reflect the effect of unrecorded adjustments previously determined to be immaterial.

(c) Primarily includes revenues from TimesSelect, commercial printing, wholesale delivery operations, news services, direct marketing, digital archives and Baseline StudioSystems.

(d) In September, we announced plans to sell the Broadcast Media
 Group, and on January 3, 2007, we entered into an agreement to do so.


                      THE NEW YORK TIMES COMPANY
                         2006 TOTAL REVENUES
                  EXCLUDING THE ADDITIONAL WEEK (a)
                DECEMBER, FOURTH QUARTER AND FULL YEAR

----------------------------------------------------------------------

2006 Total Revenues
Excluding Additional Week
($ 000's)

                                                  December
                                       -------------------------------
                                                                %
                                         2006       2005      Change
                                       ---------  ---------  --------
Advertising Revenues
 News Media
   National                             $88,698    $90,335      -1.8
   Retail                                52,519     55,903      -6.1
   Classified                            33,274     35,638      -6.6
   Other Ad Revenue (b)                   5,332      4,789     +11.3
                                       ---------  ---------

 Total News Media Group (b)             179,822    186,665      -3.7


 About.com (b)                            7,106      4,999     +42.1
                                       ---------  ---------

Total Ad Revenues from Continuing
 Operations (b)                         186,929    191,664      -2.5

Circulation Revenues                     67,724     64,995      +4.2
Other Revenues (c)                       22,921     19,434     +18.0
                                       ---------  ---------

Total Revenues from Continuing
 Operations (b)                        $277,573   $276,093      +0.5
                                       =========  =========

Discontinued Operations: Broadcast
 Media Group (d)                        $10,752    $10,931      -1.6

----------------------------------------------------------------------


                                               Fourth Quarter
                                       -------------------------------
                                                                %
                                         2006       2005      Change
                                       ---------  ---------  --------
Advertising Revenues
 News Media
   National                            $276,799   $288,879      -4.2
   Retail                               149,691    157,152      -4.7
   Classified                           127,096    138,296      -8.1
   Other Ad Revenue (b)                  18,116     16,364     +10.7
                                       ---------  ---------

 Total News Media Group (b)             571,702    600,691      -4.8


 About.com (b)                           21,788     15,910     +36.9
                                       ---------  ---------

Total Ad Revenues from Continuing
 Operations (b)                         593,490    616,601      -3.7

Circulation Revenues                    219,536    218,004      +0.7
Other Revenues (c)                       67,628     58,513     +15.6
                                       ---------  ---------

Total Revenues from Continuing
 Operations (b)                        $880,654   $893,118      -1.4
                                       =========  =========

Discontinued Operations: Broadcast
 Media Group (d)                        $46,824    $37,274     +25.6

----------------------------------------------------------------------


                                                Full Year
                                    ----------------------------------
                                                                 %
                                       2006         2005       Change
                                    -----------  -----------  --------
Advertising Revenues
 News Media
   National                           $921,458     $948,368      -2.8
   Retail                              487,142      499,834      -2.5
   Classified                          573,324      590,502      -2.9
   Other Ad Revenue (b)                 64,186       58,594      +9.5
                                    -----------  -----------

 Total News Media Group (b)          2,046,110    2,097,298      -2.4


 About.com (b)                          74,984       42,188       N/A
                                    -----------  -----------

Total Ad Revenues from Continuing
 Operations (b)                      2,121,094    2,139,486      -0.9

Circulation Revenues                   874,529      873,975      +0.1
Other Revenues (c)                     243,450      217,667     +11.8
                                    -----------  -----------

Total Revenues from Continuing
 Operations (b)                     $3,239,073   $3,231,128      +0.2
                                    ===========  ===========

Discontinued Operations: Broadcast
 Media Group (d)                      $154,366     $139,055     +11.0

----------------------------------------------------------------------


(a) Due to the Company's fiscal calendar 2006 includes an additional week. For purpose of this comparison, 2006 excludes the additional week. Numbers may not add due to rounding.

(b) Other ad revenues for 2005 and About.com for the first quarter of 2006 have been restated to reflect the effect of unrecorded adjustments previously determined to be immaterial.

(c) Primarily includes revenues from TimesSelect, commercial printing, wholesale delivery operations, news services, direct marketing, digital archives and Baseline StudioSystems.

(d) In September, we announced plans to sell the Broadcast Media
 Group, and on January 3, 2007, we entered into an agreement to do so.


                     THE NEW YORK TIMES COMPANY
                   2006 ADVERTISING REVENUES (a)
               DECEMBER, FOURTH QUARTER AND FULL YEAR

----------------------------------------------------------------------

Total Company Advertising Revenues
($ 000's)

                                                  December
                                       -------------------------------
                                                                %
                                         2006       2005      Change
                                       ---------  ---------  --------
                                       (5 weeks)  (4 weeks)
News Media Group
  New York Times Media Group (b)       $135,562   $118,445    +14.5
  New England Media Group                41,050     38,934     +5.4
  Regional Media Group                   34,642     29,287    +18.3
                                       ---------  ---------

Total News Media Group (b)              211,255    186,665    +13.2

About.com (b)                             8,516      4,999    +70.4
                                       ---------  ---------

Total Ad Revenues from Continuing
 Operations (b)                        $219,771   $191,664    +14.7
                                       =========  =========

Discontinued Operations: Broadcast
 Media Group (c)                        $12,899    $10,704    +20.5


----------------------------------------------------------------------

                                               Fourth Quarter
                                       -------------------------------
                                                                %
                                         2006       2005      Change
                                       ---------- ---------- --------
                                       (14 weeks) (13 weeks)
News Media Group
  New York Times Media Group (b)       $383,083   $378,175     +1.3
  New England Media Group               118,174    125,841     -6.1
  Regional Media Group                  101,877     96,675     +5.4
                                       ---------  ---------

Total News Media Group (b)              603,134    600,691     +0.4

About.com (b)                            23,198     15,910    +45.8
                                       ---------  ---------

Total Ad Revenues from Continuing
 Operations (b)                        $626,332   $616,601     +1.6
                                       =========  =========

Discontinued Operations: Broadcast
 Media Group (c)                        $48,597    $36,624    +32.7


----------------------------------------------------------------------

                                               Full Year
                                  -----------------------------------
                                                                %
                                     2006          2005       Change
                                  ------------  -----------  --------
                                   (53 weeks)   (52 weeks)
News Media Group
  New York Times Media Group (b)   $1,268,592   $1,262,168      +0.5
  New England Media Group             425,743      467,608      -9.0
  Regional Media Group                383,207      367,522      +4.3
                                  ------------  -----------

Total News Media Group (b)          2,077,542    2,097,298      -0.9

About.com (b)                          76,394       42,188       N/A
                                  ------------  -----------

Total Ad Revenues from
 Continuing Operations (b)         $2,153,936   $2,139,486      +0.7
                                  ============  ===========

Discontinued Operations:
 Broadcast Media Group (c)           $154,266     $136,161     +13.3


----------------------------------------------------------------------



(a) Numbers may not add due to rounding.

(b) The New York Times Media Group for 2005 and About.com for the first quarter of 2006 have been restated to reflect the effect of unrecorded adjustments previously determined to be immaterial.

(c) In September, we announced plans to sell the Broadcast Media
 Group, and on January 3, 2007, we entered into an agreement to do so.


                     THE NEW YORK TIMES COMPANY
                      2006 ADVERTISING REVENUES
                  EXCLUDING THE ADDITIONAL WEEK (a)
               DECEMBER, FOURTH QUARTER AND FULL YEAR

---------------------------------------------------------------------

2006 Advertising Revenue
Excluding the Additional Week
($ 000's)

                                                   December
                                        ------------------------------
                                                                 %
                                          2006       2005     Change
                                        ---------  ---------  -------
News Media Group
  New York Times Media Group (b)        $117,546   $118,445    -0.8
  New England Media Group                 34,185     38,934   -12.2
  Regional Media Group                    28,091     29,287    -4.1
                                        ---------  ---------

Total News Media Group (b)               179,822    186,665    -3.7

About.com (b)                              7,106      4,999   +42.1
                                        ---------  ---------

Total Ad Revenues from Continuing
 Operations (b)                         $186,928   $191,664    -2.5
                                        =========  =========

Discontinued Operations: Broadcast
 Media Group (c)                         $10,487    $10,704    -2.0

----------------------------------------------------------------------

                                                Fourth Quarter
                                        ------------------------------
                                                                 %
                                          2006       2005     Change
                                        ---------  ---------  -------
News Media Group
  New York Times Media Group (b)        $365,067   $378,175    -3.5
  New England Media Group                111,309    125,841   -11.5
  Regional Media Group                    95,326     96,675    -1.4
                                        ---------  ---------

Total News Media Group (b)               571,702    600,691    -4.8

About.com (b)                             21,788     15,910   +36.9
                                        ---------  ---------

Total Ad Revenues from Continuing
 Operations (b)                         $593,490   $616,601    -3.7
                                        =========  =========

Discontinued Operations: Broadcast Media
 Group (c)                               $46,185    $36,624   +26.1

----------------------------------------------------------------------

                                                Full Year
                                     ---------------------------------
                                                                 %
                                        2006         2005      Change
                                     -----------  -----------  ------
News Media Group
  New York Times Media Group (b)     $1,250,576   $1,262,168    -0.9
  New England Media Group               418,878      467,608   -10.4
  Regional Media Group                  376,656      367,522    +2.5
                                     -----------  -----------

Total News Media Group (b)            2,046,110    2,097,298    -2.4

About.com (b)                            74,984       42,188     N/A
                                     -----------  -----------

Total Ad Revenues from Continuing
 Operations (b)                      $2,121,094   $2,139,486    -0.9
                                     ===========  ===========

Discontinued Operations: Broadcast
 Media Group (c)                       $151,854     $136,161   +11.5

----------------------------------------------------------------------


(a) Due to the Company's fiscal calendar 2006 includes an additional week. For purpose of this comparison, 2006 excludes the additional week. Numbers may not add due to rounding.

(b) The New York Times Media Group for 2005 and About.com for the first quarter of 2006 have been restated to reflect the effect of unrecorded adjustments previously determined to be immaterial.

(c) In September, we announced plans to sell the Broadcast Media
 Group, and on January 3, 2007, we entered into an agreement to do so.


                      THE NEW YORK TIMES COMPANY
                  2006 NEWS MEDIA AD REVENUE GROWTH
                        BY CLASSIFIED CATEGORY
                DECEMBER, FOURTH QUARTER AND FULL YEAR



----------------------------------------------------------------------
                                      % Change    % Change   % Change
                                       Dec. '06     Q4 '06     2006
                                     vs. Dec. '05 vs. Q4 '05 vs. 2005
                                     ---------------------------------

News Media
  Help Wanted                               +7.4      -11.0      -9.1
  Real Estate                               -0.8       -0.3     +10.3
  Automotive                                +7.4       -7.0     -13.1

----------------------------------------------------------------------


                      THE NEW YORK TIMES COMPANY
                  2006 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)
                DECEMBER, FOURTH QUARTER AND FULL YEAR



                                       -------------------------------

                                                  December
                                       -------------------------------
                                                                %
                                         2006       2005      Change
                                       ---------  ---------  --------
                                       (5 weeks)  (4 weeks)
National                                  273.0      233.3     +17.0
Retail                                    677.2      594.9     +13.8
Classified                                745.2      645.1     +15.5
                                       ---------  ---------
Total ROP                               1,695.4    1,473.4     +15.1
                                       ---------  ---------
Part Run/ Zoned                           160.7      162.1      -0.9
                                       ---------  ---------

Total                                   1,856.1    1,635.5     +13.5
                                       =========  =========

Preprints                               339,897    303,552     +12.0
----------------------------------------------------------------------


                                     ---------------------------------

                                              Fourth Quarter
                                     ---------------------------------
                                                                %
                                       2006        2005       Change
                                     ----------  ----------  --------
                                     (14 weeks)  (13 weeks)
National                                 736.5       747.5      -1.5
Retail                                 1,853.1     1,819.3      +1.9
Classified                             2,299.1     2,279.8      +0.8
                                     ----------  ----------
Total ROP                              4,888.7     4,846.6      +0.9
                                     ----------  ----------
Part Run/ Zoned                          531.2       538.9      -1.4
                                     ----------  ----------

Total                                  5,419.9     5,385.5      +0.6
                                     ==========  ==========

Preprints                              903,182     887,394      +1.8
----------------------------------------------------------------------


                                      --------------------------------

                                                 Full Year
                                      -------------------------------
                                                                 %
                                        2006        2005      Change
                                      ----------  ----------  -------
                                      (53 weeks)  (52 weeks)
National                                2,399.5     2,468.4     -2.8
Retail                                  6,396.3     6,511.7     -1.8
Classified                              9,509.4     9,532.2     -0.2
                                      ----------  ----------
Total ROP                              18,305.2    18,512.4     -1.1
                                      ----------  ----------
Part Run/ Zoned                         1,989.8     2,087.2     -4.7
                                      ----------  ----------

Total                                  20,295.0    20,599.6     -1.5
                                      ==========  ==========

Preprints                             2,963,946   2,979,723     -0.5
----------------------------------------------------------------------


(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.


                      THE NEW YORK TIMES COMPANY
   RECONCILIATION OF 2006 TOTAL REVENUES EXCLUDING THE ADDITIONAL
                               WEEK (a)
                DECEMBER, FOURTH QUARTER AND FULL YEAR

The Company's 2006 fiscal December, fourth quarter and year included an additional week (5 weeks, 14 weeks and 53 weeks) compared with the 2005 fiscal December, fourth quarter and year (4 weeks, 13 weeks and 52 weeks). This release includes revenues excluding the effect of the additional week (in each case, a non-GAAP financial measure). The Company believes that these measures are more indicative of ongoing performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Reconciliations of these items to the most directly comparable GAAP item are below.

----------------------------------------------------------------------

2006 Total Revenues
($ 000's)

                                             December
                            ------------------------------------------
                               2006     Additional   2006    % Change
                            As Reported    Week    Adjusted  vs. 2005
                            ----------- ---------- --------- ---------
                             (5 weeks)             (4 weeks)
Advertising Revenues
 News Media
  National                    $105,429   $(16,731)  $88,698      -1.8
  Retail                        60,790     (8,271)   52,519      -6.1
  Classified                    38,603     (5,329)   33,274      -6.6
  Other Ad Revenue(b)            6,434     (1,102)    5,332     +11.3
                            ----------- ---------- ---------

 Total News Media Group (b)    211,255    (31,432)  179,822      -3.7


 About.com (b)                   8,516     (1,410)    7,106     +42.1
                            ----------- ---------- ---------

Total Ad Revenues from
 Continuing Operations (b)     219,771    (32,842)  186,929      -2.5

Circulation Revenues            82,917    (15,193)   67,724      +4.2
Other Revenues                  25,716     (2,795)   22,921     +18.0
                            ----------- ---------- ---------

Total Revenues from
 Continuing
Operations (b)                $328,403   $(50,830) $277,573      +0.5
                            =========== ========== =========

Discontinued Operations:
 Broadcast Media Group (c)     $13,177    $(2,425)  $10,752      -1.6

----------------------------------------------------------------------

                                         Fourth Quarter
                           -------------------------------------------
                              2006     Additional   2006     % Change
                           As Reported    Week     Adjusted  vs. 2005
                           ----------- ---------- ---------- ---------
                           (14 weeks)             (13 weeks)
Advertising Revenues
 News Media
  National                   $293,530   $(16,731)  $276,799      -4.2
  Retail                      157,961     (8,271)   149,691      -4.7
  Classified                  132,425     (5,329)   127,096      -8.1
  Other Ad Revenue(b)          19,218     (1,102)    18,116     +10.7
                           ----------- ---------- ----------

 Total News Media
  Group (b)                   603,134    (31,432)   571,702      -4.8


 About.com (b)                 23,198     (1,410)    21,788     +36.9
                           ----------- ---------- ----------

Total Ad Revenues
 from Continuing
 Operations (b)               626,332    (32,842)   593,490      -3.7

Circulation Revenues          234,729    (15,193)   219,536      +0.7
Other Revenues                 70,423     (2,795)    67,628     +15.6
                           ----------- ---------- ----------

Total Revenues from
 Continuing
Operations (b)               $931,484   $(50,830)  $880,654      -1.4
                           =========== ========== ==========

Discontinued
 Operations:
 Broadcast Media
 Group (c)                    $49,249    $(2,425)   $46,824     +25.6

----------------------------------------------------------------------

                                           Full Year
                          --------------------------------------------
                             2006     Additional    2006     % Change
                          As Reported    Week     Adjusted   vs. 2005
                          ----------- ---------- ----------- ---------
                          (53 weeks)             (52 weeks)
Advertising Revenues
 News Media
  National                  $938,189   $(16,731)   $921,458      -2.8
  Retail                     495,413     (8,271)    487,142      -2.5
  Classified                 578,653     (5,329)    573,324      -2.9
  Other Ad
   Revenue(b)                 65,287     (1,102)     64,186      +9.5
                          ----------- ---------- -----------

 Total News Media
  Group (b)                2,077,542    (31,432)  2,046,110      -2.4


 About.com (b)                76,394     (1,410)     74,984       N/A
                          ----------- ---------- -----------

Total Ad Revenues
 from Continuing
 Operations (b)            2,153,936    (32,842)  2,121,094      -0.9

Circulation Revenues         889,722    (15,193)    874,529      +0.1
Other Revenues               246,245     (2,795)    243,450     +11.8
                          ----------- ---------- -----------

Total Revenues from
 Continuing
Operations (b)            $3,289,903   $(50,830) $3,239,073      +0.2
                          =========== ========== ===========

Discontinued
 Operations:
 Broadcast Media
 Group (c)                  $156,791    $(2,425)   $154,366     +11.0

----------------------------------------------------------------------


(a) Numbers may not add due to rounding.

(b) Other ad revenues for 2005 and About.com for the first quarter of 2006 have been restated to reflect the effect of unrecorded adjustments previously determined to be immaterial.

(c) In September, we announced plans to sell the Broadcast Media
 Group, and on January 3, 2007, we entered into an agreement to do so.


                      THE NEW YORK TIMES COMPANY
RECONCILIATION OF 2006 ADVERTISING REVENUES EXCLUDING THE ADDITIONAL
                               WEEK (a)
                DECEMBER, FOURTH QUARTER AND FULL YEAR

The Company's 2006 fiscal December, fourth quarter and year included an additional week (5 weeks, 14 weeks and 53 weeks) compared with the 2005 fiscal December, fourth quarter and year (4 weeks, 13 weeks and 52 weeks). This release includes revenues excluding the effect of the additional week (in each case, a non-GAAP financial measure). The Company believes that these measures are more indicative of ongoing performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Reconciliations of these items to the most directly comparable GAAP item are below.

----------------------------------------------------------------------

2006 Advertising Revenue
($ 000's)

                                             December
                            ------------------------------------------
                               2006     Additional   2006    % Change
                                                   --------- ---------
                            As Reported    Week    Adjusted  vs. 2005
                            ----------- ---------- --------- ---------
                             (5 weeks)             (4 weeks)
News Media Group
  New York Times Media
   Group (b)                  $135,562   $(18,016) $117,546      -0.8
  New England Media Group       41,050     (6,865)   34,185     -12.2
  Regional Media Group          34,642     (6,551)   28,091      -4.1
                            ----------- ---------- ---------

Total News Media
Group (b)                      211,255    (31,432)  179,822      -3.7

About.com (b)                    8,516     (1,410)    7,106     +42.1
                            ----------- ---------- =========

Total Ad Revenues from
 Continuing Operations (b)    $219,771  $ (32,842) $186,929      -2.5
                            =========== ========== =========

Discontinued Operations:
 Broadcast Media Group (c)     $12,899    $(2,412)  $10,487      -2.0

----------------------------------------------------------------------

                                         Fourth Quarter
                           -------------------------------------------
                              2006     Additional   2006     % Change
                                                  ---------- ---------
                           As Reported    Week     Adjusted  vs. 2005
                           ----------- ---------- ---------- ---------
                           (14 weeks)             (13 weeks)
News Media Group
  New York Times Media
   Group (b)                 $383,083   $(18,016)  $365,067      -3.5
  New England Media Group     118,174     (6,865)   111,309     -11.5
  Regional Media Group        101,877     (6,551)    95,326      -1.4
                           ----------- ---------- ----------

Total News Media
Group (b)                     603,134    (31,432)   571,702      -4.8

About.com (b)                  23,198     (1,410)    21,788     +36.9
                           ----------- ---------- ----------

Total Ad Revenues from
 Continuing Operations (b)   $626,332  $ (32,842)  $593,490      -3.7
                           =========== ========== ==========

Discontinued Operations:
 Broadcast Media Group (c)    $48,597    $(2,412)   $46,185     +26.1

----------------------------------------------------------------------

                                           Full Year
                          --------------------------------------------
                             2006     Additional    2006     % Change
                                                 ----------- ---------
                          As Reported    Week     Adjusted   vs. 2005
                          ----------- ---------- ----------- ---------
                          (53 weeks)             (52 weeks)
News Media Group
  New York Times
   Media Group (b)        $1,268,592   $(18,016) $1,250,576      -0.9
  New England Media
   Group                     425,743     (6,865)    418,878     -10.4
  Regional Media
   Group                     383,207     (6,551)    376,656      +2.5
                          ----------- ---------- -----------

Total News Media
Group (b)                  2,077,542    (31,432)  2,046,110      -2.4

About.com (b)                 76,394     (1,410)     74,985       N/A
                          ----------- ---------- -----------

Total Ad Revenues
 from Continuing
 Operations (b)           $2,153,936  $ (32,842) $2,121,094      -0.9
                          =========== ========== ===========

Discontinued
 Operations:
 Broadcast Media
 Group (c)                  $154,266    $(2,412)   $151,854     +11.5

----------------------------------------------------------------------


(a) Numbers may not add due to rounding.

(b) The New York Times Media Group for 2005 and About.com for the first quarter of 2006 have been restated to reflect the effect of unrecorded adjustments previously determined to be immaterial.

(c) In September, we announced plans to sell the Broadcast Media
 Group, and on January 3, 2007, we entered into an agreement to do so.


    CONTACT: The New York Times Company
             Catherine J. Mathis, 212-556-1981
             mathis@nytimes.com
             or
             Paula Schwartz, 212-556-5224
             schwap@nytimes.com